The Company

Redwood MicroCap Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's assets are primarily invested in securities with market capitalizations less than $50 million, real estate, radio broadcasting, oil & gas, and cash equivalents.

Shares of the Fund are bought and sold over-the-counter on NASDAQ's electronic bulletin board under the symbol "RWMC". The price of the stock is determined by both the net asset value of the Fund's portfolio and the dynamics of supply and demand. All, or nearly all, capital gains and dividend income is reinvested in the Fund.

Message to Shareholders:

Dear Shareholders:

     As I previously reported to you, we are continuing our efforts to evaluate options for the Company. One scenario involves the possibility of completing a spin-off to our shareholders, pro rata, of TDP Energy Company ("Tri-Power Resources"), one of the Company's principal operating subsidiaries. If this were accomplished, our shareholders would have the benefit of owning shares in both this Company and in another publicly traded company engaged in the exploration and development of natural resources. Once a final decision is made with respect to the spin-off, we will make the necessary public announcements to inform you and the investment community of the record date and other revelant information. In addition, we will continue to explore other options and opportunities.

     The Fund is aware of the Year 2000 issue and the concerns surrounding it. Year 2000 issues arise because many computer hardware and software systems use only two digits to represent the year. As a result, these systems and programs may not calculate dates beyond 1999 which may cause errors in information processing or precipitate system failures. The Fund has taken steps to assess its internal systems for Year 2000 compliance. We have also taken steps to determine the status of critical business partners (custodian, transfer agent, national security exchange) Year 2000 compliance programs. Management does not believe future costs to the Fund relating to Year 2000 issues will be material; however, it is uncertain whether or to what extent the Fund may be affected by such matters.

Thank you for your continued support of our Company.

Sincerely,


John C. Power
President
Redwood MicroCap Fund, Inc.

STATEMENT OF INVESTMENTS IN UNAFFILIATED ISSUERS AS OF SEPTEMBER 30, 1998

SHARES                                                                VALUE (a)

                                COMMON STOCK - 4.15%


Computers - .82%
     28,000      Senco Sensors, Inc................                     28,620
                                                                       -------
Entertainment - 3.34%
  195,000      J2 Communications Inc...............                    115,781
                                                                       -------
Manufacturing - .00%
    171,569      Optek Music Systems, Inc.(b)......                          1
                                                                       -------

TOTAL COMMON STOCKS................................                    144,402
                                                                       -------

                                  OPTIONS - .10%
Medical - .09%
     30,000      Immucell Corporation - options ..........               3,165
                                                                       -------

TOTAL INVESTMENTS IN SECURITIES AND CORPORATE
NOTES OF UNAFFILIATED ISSUERS (COST $234,841).............        $    147,567
                                                                       -------

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS AS OF SEPTEMBER 30, 1998

SHARES                                                                VALUE (a)

                           COMMON STOCKS - 92.73%

Communications - 22.38%
     43,880      Four Rivers Broadcasting (b).............        $     65,880
    416,929      Redwood Broadcasting. Inc. (b)...........             425,153
    208,525      Redwood Broadcasting, Inc. ..............             286,722
                                                                     ---------
                                                                       777,755
                                                                     ---------
Manufacturing - 6.62%
     92,000      Guardian Tech, International.............             230,000
                                                                     ---------
Oil & Gas - 53.23%
    187,500      Redwood Energy, Inc. - Escrow (b)........               1,379
  1,120,000      Redwood Energy, Inc. - Seed .............             148,960
        425      TDP Energy Co. (b).......................           1,700,000
                                                                     ----------
                                                                     1,850,339
                                                                     ----------
Retail - 1.87%
  650,000        California Progressions, Inc. (b)........              65,000
                                                                     ---------
Real Estate - 8.63%
    800,000      Palo Verde Group, Inc. (b)...............             200,000
    305,000      Wyoming  Resorts, LLC  (b)...............             100,000
                                                                     ---------
                                                                       300,000
                                                                     ---------

TOTAL COMMON STOCKS.......................................           3,223,094
                                                                     ---------

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS AS OF SEPTEMBER 30, 1998

SHARES                                                                VALUE (a)
                        MISCELLANEOUS INVESTMENTS - 27.80%

PRINCIPAL  Corporate Notes - 15.82%

$   550,000      Tri-Power Resources 14%, principal and interest due
                  March 31, 1999 (d)......................             550,000
                                                                      --------

                 Advances to Affiliates - 11.98%

      5,667      California Progression...................               5,667
     13,500      Palo Verde Group.........................              13,500
    397,400      Wyoming Resorts, LLC.....................             397,400
                                                                      --------
                                                                       416,567
                                                                      --------
Total Investments in Securities, Corporate Notes and Other
  Investments of Affiliated Issuers (cost $2,852,094).....         $ 4,189,661
                                                                     ---------


Total Investments In Securities of Unaffiliated
  Issuers (cost $234,841).............................      4.25%  $   147,567
Total Investments In Securities of Affiliated
  Issuers (cost $2,852,094)...........................    120.53%    4,189,661
                                                          -------    ---------
Total Investments    .................................    124.78%    4,337,228
Other Liabilities, Net of Assets......................    (24.78)%    (861,468)
                                                          -------    ---------
TOTAL NET ASSETS......................................    100.00 % $ 3,475,760
                                                          ======     =========


(a) See Note 1 of notes to financial statements
(b) Restricted security, see Note 2 of notes to financial statements
(c) See Note 3 of notes to financial statements
(d) Income producing securities

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1998

ASSETS
Investments in Securities:
Investments in securities of unaffiliated
  issuers (identified cost $234,841).....................         $    147,567
Investments in securities of affiliated
  issuers (identified cost $2,852,094)...................            3,223,094
Advances to affiliates...................................              966,567
                                                                     ---------
Total....................................................            4,337,228
                                                                   -----------

Cash and equivalents....................................               141,094

Other receivables.......................................                 7,828

Other assets............................................                 3,013
                                                                   -----------
Total..................................................              4,489,163
                                                                   -----------

LIABILITIES

Accounts payable.......................................                 57,010
Payables to officer and affiliates.....................                177,350
Notes payable..........................................                250,150
Note payable to affiliate..............................                 45,037
Deferred income tax liability..........................                483,856
                                                                     ---------
Total..................................................              1,013,403
                                                                   -----------

Net Assets............................................             $ 3,475,760
                                                                    ==========
Net Asset Value Per Share                                          $      1.41
                                                                    ==========


CAPITAL STOCK AND ACCUMULATED GAIN AS OF SEPTEMBER 30, 1998

Common Stock, $.001 par value, 500,000,000
  shares authorized, 2,465,000 issued and outstanding............. $     2,465
                                                                   -----------
Addditional paid-in capital.......................................   2,048,056
                                                                   -----------
Net Accumulated Gain:
Net investment loss...............................................  (2,096,481)
Accumulated net realized gain.....................................   2,755,282
Net unrealized appreciation of investments........................     766,438
                                                                   -----------
Net accumulated gain..............................................   1,425,239
                                                                   -----------
Total Capital Stock and Accumulated Gain..........................$  3,475,760
                                                                   ===========

                        See notes to financial statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998

Investment Income:
Consulting income from affiliated companies......................   $   22,500
Interest income from affiliated companies........................       19,250
Interest income from nonaffiliated companies.....................        1,501
Other Income ....................................................       46,506
                                                                     ---------
Total............................................................       89,757
                                                                     ---------
Expenses:
Salaries.........................................................       90,278
Consulting Fees..................................................       50,000
Office expenses and accounting service...........................       21,000
Office expense...................................................       20,186
Telephone and telefax............................................       12,187
Audit and accounting fees........................................       11,500
Insurance........................................................       11,256
Interest Expense..................................................       5,412
Travel...........................................................        5,314
Custodian fees...................................................        2,145
Reports to shareholders...........................................       1,345
Director's Fee....................................................       1,000
Other.............................................................      14,542
                                                                     ---------
Total............................................................      246,165
                                                                     ---------
Net Investment Loss..............................................     (156,408)
                                                                     ---------
Net Realized Gain and Unrealized Depreciation on Investments:
Net realized gain from investment transactions in investments
 in affiliated issuers........................................          18,464
Net realized gain from investment transactions in investments
 in unaffiliated issuers......................................          81,349
Unrealized depreciation of investments........................        (776,067)
                                                                     ---------
Net Realized Gain and Unrealized Depreciation on Investments..        (676,254)
                                                                     ---------
Net Decrease in Net Assets From Operations Before Income
Tax...........................................................        (832,662)

Deferred Income Tax Benefit...................................         283,053
                                                                      --------
Net Decrease in Net Assets From Operations....................       $(549,609)
                                                                     =========


                 See notes to financial statements

STATEMENT OF CASH FLOWS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998

CASH FLOWS FROM OPERATING ACTIVITIES:

Net decrease in net assets from operations....................    $   (549,609)
Adjustments to reconcile net decrease in net assets to
    cash used in operations:
    Unrealized depreciation of investments....................         776,067
    Net realized gain from investment transactions............         (99,813)
    Provision for deferred taxes..............................        (272,144)

Change in:
    Investment Securities sold receivable.....................          16,124
    Other receivables.........................................          (6,417)
    Other assets..............................................           1,061
    Accounts payable and other liabilities....................          23,401
    Income tax payable........................................         (62,000)
                                                                     ---------
   Net cash used in operating activities......................        (173,330)

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of investments...................................        (329,930)
    Proceeds from sale of investments.........................       1,053,984
    Advances to affiliates....................................        (357,394)
    Loan to affiliated company................................        (550,000)
    Repayments of advances to affiliates......................         142,335
                                                                     ---------
Net cash used in investing activities.........................         (41,005)

CASH FLOWS FROM FINANCING ACTIVITIES:

    Proceeds of borrowings ...................................         350,150
    Principal repayment of borrowing..........................        (199,825)
    Advances from officers and affiliates.....................         583,453
    Stock repurchase ..........................................        (34,661)
    Repayment of advances from officers and affiliates.........       (451,105)
    Advances from non affiliates...............................         45,000
                                                                       -------
  Cash provided by financing activities.......................         293,012

NET INCREASE IN CASH AND CASH EQUIVALENTS.....................          78,677

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR..................          62,417

CASH AND CASH EQUIVALENTS, END OF YEAR........................    $    141,094
                                                                      ========

Supplemental Disclosure of Cash Flow Information:
  Cash paid during the period for interest was.............       $      5,412
                                                                       =======
  Cash paid durng the period for income taxes was............     $     51,091
                                                                       =======



                      See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS FOR THE YEARS ENDED MARCH 31,1998, 1997 AND THE SIX MONTHS ENDED SEPTEMBER 30, 1998 UNAUDITED

                                       (Unaudited)
                                For the Six Months Ended
                    NOTES         September 30, 1998      1998         1997

From Operations:
Net investment loss..............$  (156,408)       $  (33,255)    $  (180,292)
Net realized gain from
 investment transactions.........     99,813           204,899       1,354,243
Net change in unrealized
 appreciation (depreciation)
 of investments..................   (776,067)          556,490       1,086,379
Income tax benefit (provision)...5   283,053          (205,000)       (848,000)
                                   ---------         ---------       ---------
Net increase (decrease) in net assets
 from operations.................   (549,609)          523,134       1,412,330

Capital share transactions........   (34,661)          (20,400)         55,357
Net Assets-beginning of period.... 4,060,030         3,557,296       2,089,609
                                   ---------         ---------       ---------
Net Assets-end of period.........$ 3,475,760       $ 4,060,030     $ 3,557,296
                                   =========         =========       =========


                     See notes to financial statements


NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Redwood MicroCap Fund, Inc., (the Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end investment company. The Fund invests in a broad range of small speculative stocks traded in the over-the-counter market, primarily in the communications and oil and gas industries. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation - Investments in securities traded in the over-the-counter market are valued at the reported sales prices as obtained from NASDAQ, or at the bid prices obtained from the brokers that make markets in such securities, on the last business day of the year. Investments in securities traded on national exchanges are valued at last reported sales prices.

Investments in restricted securities, corporate notes, other investments, and in securities which are thinly traded totaling $3,962,827 are valued at their estimated fair value in good faith under procedures established by and under the direction of the Fund's Board of Directors. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Income Taxes - The Fund has not elected to be treated for Federal income tax purposes as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Consequently, investment income and realized capital gains are taxed to the Fund at the tax rates applicable to corporations.

The Fund accounts for income taxes using the asset and liability method, under which a current or deferred income tax liability or asset is recognized for temporary differences which exist in the recognition of certain income and expense items for financial statement reporting purposes in periods different than for income tax reporting purposes. The provision for income taxes is based on the amount of current and deferred income taxes payable or refundable at the date of the financial statements as measured by the provisions of current tax laws.

Other - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on a first-in, first-out basis.

Statement of Cash Flows - the Fund considers all highly liquid investments with maturities of three months or less to be cash equivalents.

Use of Estimates - The preparation of the Funds financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.  RESTRICTED SECURITIES

Restricted securities are those securities which have been acquired from an issuer without registration under the Securities Act of 1933. Restricted securities generally cannot be sold by the Fund except pursuant to an effective registration or in compliance with Rule 144 of the Securities Act of 1933. Valuations for such securities, as well as certain thinly-traded securities and corporate notes, have been determined in good faith by the Fund's Board of Directors. The following schedule provides certain information with respect to restricted securities held by the Fund as of September 30, 1998, which securities comprised 73.58% of the Fund's net assets at such time:

                                     Date of                            Fair
Description                        Acquisition             Cost        Value

California Progressions, Inc.      November 21, 1994   $   65,000   $   65,000
Four Rivers Broadcasting           May 5, 1997             65,880       65,880
Optek Music Systems, Inc.          November 10, 1997       35,000            1
Palo Verde Group                   January 31, 1995       200,000      200,000
Redwood Broadcasting, Inc.         June 15, 1993          425,153      425,153
Redwood Energy, Inc. - Escrow      June 29, 1994            1,379        1,379
TDP Energy Company                 December 22, 1993       71,621    1,700,000
Wyoming Resorts, LLC               May 28, 1997           305,000      100,000
                                                       ----------    ---------
Total                                                $  1,169,033   $2,557,413
                                                       ==========    =========
As of September 30, 1998, the Fund's investments in restricted securities comprised approximately 56.97% of the value of its total assets.

3.  INVESTMENTS IN SECURITIES OF AFFILIATED ISSUERS

As of September 30, 1998, the Fund holds either an indirect or direct ownership of 5 percent or more of the following securities:

                                                             Purchases During
                                                  Fair    the Six months Ended
Description                        Cost           Value     September 30, 1998
Common Stock:
California Progressions, Inc.  $ 65,000       $  65,000
Four Rivers Broadcasting         65,880          65,880
Guardian Tech, Int'l            130,664         230,000
Palo Verde Group                200,000         200,000
Redwood Broadcasting, Inc.      722,616         711,875
Redwood Energy, Inc.            324,746         150,339             16,461
TDP Energy Company               71,621       1,700,000
Wyoming Resorts, LLC            305,000         100,000
                           ------------   -------------
                              1,885,527       3,223,094
                          -------------   -------------

Corporate Notes:
Tri-Power Resources, Inc.      550,000          550,000
                          ------------    -------------
Advances to affiliates:
California Progressions, Inc.   5,667             5,667               4,167
Palo Verde Group               13,500            13,500
Wyoming Resorts, LLC          397,400           397,400
                        -------------     -------------
                              416,567           416,567
                        -------------     -------------
Total                     $ 2,852,094       $ 4,189,661
                         ============     =============

4.  UNREALIZED GAINS AND LOSSES

At September 30, 1998 the net unrealized appreciation of investments of $766,438, which has been offset by applicable deferred income taxes of $483,856, was comprised of gross appreciation of $1,747,128 for those investments having an excess of value over cost and gross depreciation of $496,834 for those investments having an excess of cost over value.

5.  INCOME TAX

The temporary differences, tax effected, which give rise to the company's net deferred tax liability as of September 30, 1998 are as follows:

Deferred Tax Liability 3/31/98                    $ 756,000

Deferred Tax Liabilities 9/30/98:
Unrealized Gain on Investment                      (272,144)

Net Deferred Tax Liability 9/30/98                $ 483,856
                                                  =========

6.  TRANSACTIONS WITH OFFICERS AND AFFILIATES

During the six months ended September 30, 1998 the Fund made advances to affiliated companies of the Fund. At September 30, 1998, the Fund had outstanding advances of $13,500 to Palo Verde Group, Inc., $5,667 to California Progressions, Inc., $397,400 to Wyoming Resorts, LLC., and $550,000 to Tri-Power Resources, Inc.

At September 30, 1998, the Fund owed $43,859 to Redwood Broadcasting, Inc., an affiliate of the Fund.

The Fund also owed $132,500 to Lone Oak Vineyards, an affiliate of an officer of the Fund, and $991 to an officer of the Fund.

7.  NOTES PAYABLE

At September 30, 1998, the Fund had a note payable to an unaffiliated entity with an outstanding balance of $100,000 bearing interest at 9%, principal and interest due July 27, 1998. The loan is guaranteeed by the President of the Fund.

At September 30, 1998, the Fund had a note payable to an unaffiliated bank with an outstanding balance of $150,150 bearing interest at 10.50%, principal and interest payable in 36 monthly payments of $4,891 beginning October 29, 1998 with the loan being paid in full September 29, 2001. The loan is guaranteed by the President of the Fund and collaterized by an affiliated entity of the Fund.

The Fund has as unsecured note payable to TDP Energy Corporation, an affiliated entity of the Fund, with an outstanding balance of $45,037, bearing interest at 6%, principal and interest due on demand.

 8.  COMMON STOCK

During the six months ended September 30, 1998, the Fund purchased 25,000 shares of common stock in the open market at a cost of $34,661 for purposes of reducing the number of outstanding shares of the Fund.

9.  CONTINGENCY

In March 1998, the Fund guaranteed a $500,000 construction line of credit agreement between Wyoming Resorts, LLC, an affiliate, and a bank. Outstanding borrowings under the agreement were approximately $452,086 at September 30, 1998. The agreement is collateralized by a deed of trust. When construction is completed, Wyoming Resorts, LLC has the option to convert the construction loan into a 15-year permanent financing agreement with the bank, which would also be guaranteed by the Fund. As of September 30, 1998, the Fund owned 100% of Wyoming Reorts LLC.

On July 17, 1998, the Fund entered into an agreement as a co-lessee with Redwood Broadcasting, Inc. (a majority-owned subsidiary of the Fund) for purposes of obtaining equipment needed by Redwood Broadcasting, Inc. to build an FM radio station licensed to Payson, Arizona. The President of the Fund has also personally guaranteed the obligation. The lease has been classified as an operating lease for accounting purposes, has a term of 36 months and calls for monthly payments of $4,605. Presently, the lease payments are being reimbursed to Redwood Broadcasting, Inc. by a third party pursuant to a local marketing agreement whereby the third party is operating the Payson station, receiving the benefit of any revenues generated by the station and also responsible for any costs associated with operating the station. The lease payments are considered an operating cost for purposes of reimbursement to the license holder- Redwood Broadcasting, Inc.

10.  UNCERTAINTY

The Securities and Exchange Commission ("SEC") filed an administrative action against the Fund's President because of certain trading activity in his personal accounts during 1994. A hearing was held in November 1998 during which the Fund's President vigorously defended his position before a SEC Administative Law Judge. The Judge's decision is not expected until late 1999 or 2000. Management does not believe an unfavorable outcome of this action will materially affect the Fund or management of the Fund; however, it is uncertain to what extent an unfavorable outcome would affect the Fund.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

                     (Unaudited)
                  For the Six Months
                  Ended September 30,   ----For the Years Ended March 31----

                                1998        1998       1997      1996     1995

Per Share:
Income from investments........$ .036     $ .131    $ .041   $ .029     $ .105
Expenses....................... (.100)     (.145)    (.113)   (.114)     (.183)
                                -----      -----     -----     -----     -----
Net investment income (loss)... (.064)     (.014)    (.072)    (.085)    (.078)
Net realized gain (loss) and
 net change in unrealized
 appreciation of investments... (.274)      .306      .976      .043      .166
(Provision) benefit for
income taxes..................  .115       (.081)    (.339)     .007         -
Purchase of treasury stock..... .002       (.003)        -         -         -
                                ----       -----      -----     ----      ----
Net increase (decrease) in net
 asset value................... (.221)      .208      .565     (.035)     .088

Net asset value:
Beginning of period............ 1.631      1.423      .858      .893      .805
                                -----      -----     -----     -----     -----
End of period................. $1.410     $1.631    $1.423    $ .858    $ .893
                               ======     ======    ======     =====    ======
Total investment return (1)...(13.55)%    14.13%    65.85%    (3.52)%   10.91%

Ratios:
Expenses  to average net assets 6.48%      9.54%     8.78%    14.57%    14.07%
Expenses to income............274.26%    110.18%   276.30%   376.76%   125.95%
Net investment income (loss) to
 average net assets........... (4.12)%      .88%    (5.60)%  (10.70)%   (2.90)%

Portfolio turnover rate (2).... 7.85%     38.88%    48.12%    21.63%    29.88%

(1) Based on the change in net asset value since there has been no distributions during the period presented. The Fund does not believe that a presentation based on changes in the market value of the Funds' common stock is appropriate considering the limited market for its stock.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the six months ended September 30, 1998 were $329,930 and $1,053,984, respectively.



                        See notes to financial statements

CORPORATE INFORMATION

Officers and Directors
John C. Power, President, and Director
J. Andrew Moorer, Treasurer, and Director
R. Stanley Pittman, Secretary
Joseph O. Smith, Director

Corporate Headquarters
REDWOOD MICROCAP FUND, INC.
6180 Lehman Drive, Suite 103
Colorado Springs, CO  80918
(719) 593-2111

Custodian of Portfolio Securities
US Bank

Stock Transfer Agent
American Securities Transfer, Inc.
938 Quail Street, Suite 101
Lakewood, CO  80215

Independent Auditors
Stockman Kast Ryan & Company, P.C.
102 North Cascade Avenue, Suite 405
Colorado Springs, CO  80903

Counsel
Neuman & Drennen, LLC

Stocks held in "street name" Redwood MicroCap Fund, Inc. maintains a mailing list to assure that stockholders whose stock is not held in their own name, and other interested persons, receive financial information on a timely basis. If you would like your name to be added to this list, please send your request to:

Investor Relations
Redwood MicroCap Fund, Inc.
6180Lehman Drive, Suite 103
Colorado Springs, CO 80918

Common Stock
Listed: Over-the-Counter market, electronic bulletin board symbol "RWMC"




















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                           Redwood MicroCap Fund, Inc.



                            1999  SEMI-ANNUAL REPORT

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